UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐          Definitive Additional Materials

☒           Soliciting Material Under Rule 14a-12

EMRISE CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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On March 23, 2015, Graham Jefferies, the President and Chief Operating Officer of EMRISE Corporation (the “Company”), sent the following letter to all employees of the Company.

[EMRISE CORPORATION LETTERHEAD]

23rd March 2015

To:  All Employees

Subject:  EMRISE Electronics Ltd

I wish to inform you directly that EMRISE Corporation has, today, announced the agreement of terms for the sale of the share capital of EMRISE Electronics Ltd the UK parent company & its subsidiaries Pascall Electronics Ltd, XCEL Power Systems Ltd to Data Devices Corporation Inc.  The sale is subject to the approval of EMRISE Corporation shareholders at an Extraordinary Meeting of the Company which will be held within the next 3 months.  If approved at the EGM, completion of the sale will take place (immediately) thereafter.

This acquisition provides the platform for the continued the growth of all aspects of this business, competing for larger International programs backed by a broader technical base with significant International market presence. The business combination will particularly reinforce our presence in the USA aerospace and defence market, and in Asia and the Far East markets where DDC is considerable strength. We likewise will provide reinforcement of the DDC presence in Europe. It is intended to continue to use both the Pascall and XCEL brands, each having its own niche in the market place.

DDC is the world leader in the design and manufacture of high-reliability data bus, motion control, and solid-state power controller products for aerospace, defense, and industrial automation applications. For over 50 years, DDC has continuously advanced the state of high-reliability data communications and control technology for MIL-STD-1553, ARINC 429, AFDX®, Synchro/Resolver interface, and Solid-State Power Controllers with innovations that have minimized component size and weight while increasing performance. DDC headquarters, design and manufacturing operations are located in Bohemia, NY.

This represents an excellent opportunity for the company and each of you to continue to build on the hard fought success to date and I look forward to briefing you all more thoroughly following the completion of the transaction.

As and when information is made publicly available, which will include the proxy statement for shareholders, we will provide further briefings to keep you fully informed on the process.

Graham Jefferies
Chief Operating Officer
EMRISE Corporation

For more information regarding Data Devices Corporation please visit their website at www.ddc-web.com

Distribution
All employees
Notice boards

***

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On March 23, 2015, Graham Jefferies, the President and Chief Operating Officer of the Company, and Martin Blake, Managing Director of Pascall Electronics Ltd., a wholly-owned subsidiary of the Company (“Pascall”), sent the following letter to Pascall’s customers.

[PASCALL LOGO]

23rd March 2015

Dear Sirs,

We are writing to advise you that EMRISE Corporation, the publicly traded ultimate parent company of Pascall Electronics Limited, today, announced the agreement of the terms for the sale of the share capital of EMRISE Electronics Limited, the UK parent company of Pascall Electronics Limited, to Data Device Corporation (DDC). The sale is subject to the approval of EMRISE Corporation shareholders at an Extraordinary Meeting of the Company, expected to be held within the next 3 months.

This is an excellent opportunity to enhance the current business with the backing of a fully engaged shareholder with the resources and vision to build a world leading design and manufacturing business.

DDC is the world leader in the design and manufacture of high-reliability data bus, motion control, and solid-state power controller products for aerospace, defense, and industrial automation applications. For over 50 years, DDC has continuously advanced the state of high-reliability data communications and control technology for MIL-STD-1553, ARINC 429, AFDX®, Synchro/Resolver interface, and Solid-State Power Controllers with innovations that have minimized component size and weight while increasing performance. DDC headquarters, design and manufacturing operations are located in Bohemia, NY. www.ddc-web.com

The rights and liabilities under any agreement to which Pascall Electronics Limited is a party to remain unchanged.

A full press release is provided at www.emrise.com. Please do not hesitate to contact us if you have any queries.

Yours faithfully,

For and on behalf of,

/s/ Graham Jefferies
President & COO
EMRISE Corporation

/s/ Martin Blake
Managing Director
Pascall Electronics Ltd

[PASCALL LETTERHEAD]

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

With the exception of historical information, certain matters discussed in this communication are forward looking statements within the meaning of the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.  For this purpose, any such statements that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements regarding our expectations, beliefs, or intentions that are signified by terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions; however, such statements are subject to certain risks and uncertainties. The Company disclaims any intention or obligation to update or review any forward-looking statements or information, whether as a result of new information, future events or otherwise.  The Company also refers you to those factors contained in the "Risk Factors" section of EMRISE's Annual Report on Form 10-K for the year ended December 31, 2014, the Company’s Quarterly Reports on Form 10-Q, its recent Current Reports on Form 8-K, and other EMRISE filings with the Securities and Exchange Commission (the “SEC”).

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed sale of EMRISE Electronics Ltd., a wholly-owned subsidiary of the Company (“EEL”), and dissolution of the Company. In connection with the proposed sale and dissolution, the Company will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to the Company at 2530 Meridian Parkway, Durham, NC 27713 Attention: Corporate Secretary, or by telephone at (919) 806-4722.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed sale of EEL and dissolution of the Company. Certain executive officers and directors of the Company have interests in the transactions that may differ from the interests of stockholders generally, including without limitation acceleration of vesting of stock options, restricted stock and other benefits conferred under employment agreements. These interests will be described in the proxy statement when it becomes available. Information concerning the interests of the Company’s participants in the solicitation will be set forth in the Company’s proxy statement relating to the transactions when it becomes available.

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